SUPPLEMENT DATED JANUARY 5, 2022

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2021

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Municipal Bond Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2021 and should be read in conjunction with such Summary Prospectus.

Rebranding of Wells Capital Management Inc. (WellsCap), subadviser to Morningstar Municipal Bond Fund, as Allspring Global Investments, LLC (Allspring Global)

I.

Wells Fargo Asset Management Holdings, LLC (WFAM), the parent company to WellsCap, has been sold to a new parent company and rebranded as Allspring Global Investments Holdings, LLC and WellsCap was rebranded Allspring Global (the “Transaction”). There were no other changes to the Fund resulting from the Transaction, and the portfolio management has not changed. However, to reflect the rebranding of WellsCap as Allspring Global, the following revisions are being made to the Summary Prospectus for the Fund:

1.

Under the “Subadvisers and Portfolio Managers” heading of the Summary Prospectus, the reference to Wells Capital Management, Inc. is hereby removed and replaced with “Allspring Global Investments, LLC.”

Please retain this supplement for future reference.